SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  December 10, 2003




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   Other Events
          ------------

          On December 10, 2003, Citizens Communications Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.4.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Jerry Elliott
                             --------------------------------
                             Jerry Elliott
                             Chief Financial Officer

Date: December 11, 2003

                                                 Exhibit 99.4

                                                 Citizens Communications
                                                 3 High Ridge Park
                                                 Stamford, CT 06905
                                                 203.614.5600

--------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE


Contacts:
Scott N. Schneider                          Jerry Elliott
President and Chief Operating Officer       Chief Financial Officer
203.614.5219                                203.614.6722



Stamford, Conn., December 10, 2003 - Citizens Communications Company announced that its Board of Directors has determined to explore strategic alternatives and to retain a financial advisor to assist in this process.

More information on Citizens can be found at www.czn.net.

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